UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2019

HERITAGE COMMERCE CORP

(Exact name of registrant as specified in its charter)

California	000-23877	77-0469558
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Almaden Boulevard, San Jose, California	95113
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 947-6900

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	HTBK	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

Effective at 3:00 p.m. (Pacific Daylight Time) on October 11, 2019 (the “Effective Time”), Heritage Commerce Corp (the “Company”) completed the previously announced merger transaction with Presidio Bank (“Presidio”), in accordance with the terms and conditions of the Agreement and Plan of Merger and Reorganization, dated as of May 16, 2019, by and among the Company, Heritage Bank of Commerce (“HBC”), a wholly-owned subsidiary of the Company, and Presidio (the “Merger Agreement”). At the Effective Time, Presidio merged with and into HBC, with HBC being the surviving entity (the “Merger”). Pursuant to the Merger Agreement, holders of Presidio common stock will receive 2.47 shares of common stock of the Company for each share of Presidio common stock held immediately prior to the Effective Time of the Merger, with cash to be paid in lieu of any fractional shares of common stock of the Company (the “Merger Consideration”). At the Effective Time, (i) each outstanding unvested restricted stock unit of Presidio automatically vested in full and each outstanding restricted stock unit will be converted into the right to receive the Merger Consideration, (ii) each outstanding unvested restricted stock award automatically vested in full and each restricted award and will be entitled to the Merger Consideration, (iii) each outstanding unvested Presidio stock option automatically vested in full, and each outstanding stock option was assumed by the Company and converted into the right to receive a number of shares of the Company’s common stock at an exercise price, both adjusted for the Merger Consideration. As a result of the Merger, the Company issued approximately 15,684,106 shares of Company common stock and reserved 1,176,757 shares of common stock for the assumed stock options.

The pre-Merger outstanding shares of the Company’s common stock remained outstanding and were not affected by the Merger. Following the Merger, the Company will have outstanding approximately 59,193,512 shares of its common stock.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated herein by reference from Exhibit 2.1 included herewith.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The bylaws of the Company and HBC provide for a board of directors with a range of 9 to 15 positions with the specific number fixed by resolution of the respective board of directors. On October 10, 2019, the respective boards of directors of the Company and HBC approved a resolution to expand the number of directors to 13.

On October 10, 2019, the respective boards of directors of the Company and HBC also resolved that, effective upon the consummation of the Merger, as contemplated by the Merger Agreement, Bruce H. Cabral, Stephen G. Heitel, and Marina Park Sutton, would be appointed to serve on the boards of directors of the Company and HBC. In addition, pursuant to the Merger Agreement, these three new directors will be included on the list of nominees for directors presented by the Company’s board of directors for which the Company’s board of directors will solicit proxies at the Company’s 2020 and 2021 annual meetings of shareholders. Ms. Sutton will be appointed to the Company’s Audit Committee, Corporate Governance Committee and Compensation Committee. Mr. Cabral will be appointed to the Company’s Audit Committee and the HBC Loan Committee. Mr. Heitel will be appointed to the HBC Loan Committee.

Each of the new directors will be entitled to receive the compensation that other directors of the Company receive, as determined by the Company’s board of directors from time to time. Each non-employee director who is not the Chairman of the Company’s board of directors currently receives an annual retainer of $50,000. In addition, the Company currently grants annual restricted stock awards with a value of $27,500 to its non-employee directors (other than the Chairman of the Board), with such restricted stock awards having a one year vesting period. The new directors will receive their initial annual grant of restricted stock awards at the time of the annual grant to all directors in 2020. Such awards will be made pursuant to the Company’s 2013 Equity Incentive Plan.

Item 8.01	Other Events.

On October 14, 2019, the Company issued a press release announcing the completion of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description of Exhibit

(a)

Financial statements of businesses acquired.

Presidio Bank’s audited consolidated statements of financial condition as of December 31, 2018 and 2017 and related audited consolidated statements of operations, comprehensive income, changes in shareholders’ equity, and cash flows for the years ended December 31, 2018 and 2017, the notes related thereto and the independent auditor’s report were previously included with the Company’s Registration Statement on Form S-4 (Registration No. 333-232450), as filed by the Company with the Securities and Exchange Commission on July 1, 2019 and declared effective on July 15, 2019 (the “Registration Statement”), and are incorporated herein by reference.

The unaudited consolidated financial statements of Presidio Bank as of and for the three-month period ended March 31, 2019 and 2018 were previously included in the Registration Statement, and are incorporated by reference. The unaudited consolidated financial statements of Presidio Bank for the three months and the six months ended June 30, 2019 and June 30, 2018 required by this item will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b)

Pro forma financial information.

The unaudited pro forma condensed combined consolidated balance sheet of the Company as of December 31, 2018, the unaudited pro forma condensed combined statement of earnings for the year ended December 31, 2018, and as of the three-month period ended March 31, 2019, the unaudited pro forma condensed combined statement of earnings for the three-months ended March 31, 2019, and the unaudited notes related thereto were previously included in the Registration Statement under the heading “Unaudited Pro Forma Condensed Combined Financial Statements,” and are incorporated herein by reference.

The unaudited pro forma consolidated financial information of the Company as of and for the six-month period ended June 30, 2019 required by this item will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d)	Exhibits.

2.1	Agreement and Plan of Merger and Reorganization by and among Heritage Commerce Corp, Heritage Bank of Commerce and Presidio Bank, dated as of May 16, 2019 (attached as Annex A to the Registration Statement and incorporated herein by reference).

99.1	Press Release, dated October 14, 2019, announcing the completion of the merger of Presidio Bank with and into Heritage Bank of Commerce.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 15, 2019	HERITAGE COMMERCE CORP
(Registrant)

	By:	/s/ Keith Wilton
Keith Wilton
President and Chief Executive Officer

4